HMN FINANCIAL, INC.

Investor Presentation

May 7, 2019

Symbol: HMNF

www.hmnf.com

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in any of these forward-looking statements. Additional information concerning important factors that could cause results to differ materially from those in such forward-looking statements is contained in the Company’s reports on file with the Securities and Exchange Commission, including the Annual Report to stockholders for the fiscal year ended December 31, 2018, and subsequently filed Form 10-Qs. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no duty to update any forward-looking statements after the date of this presentation.

Presenters

- Brad Krehbiel
  - President and Chief Executive Officer
    Chief Executive Officer of HMN and the Bank since 2012
    Director of HMN and President of the Bank since 2009
    40 years experience in the financial services industry
- Jon Eberle
  - Sr. Vice President/Chief Financial Officer/Treasurer
    Chief Financial Officer/Executive Vice President/Treasurer of the Bank
    Chief Financial Officer/Senior Vice President/Treasurer of HMN
    Executive Vice President of the Bank since 2012
    Chief Financial Officer and Treasurer of Bank and HMN since 2003
    Previously worked as a CPA for a national accounting firm

Mission Statement

Enhancing the financial well-being of our clients and community, one relationship at a time.

Core Values

We believe the value of our Company, our reputation, and our long term success is the outcome of –

- doing what is right for our clients
- our civic involvement and community investment
- providing our employees with an environment that promotes personal and professional growth.

History

1934 - Home Federal was founded as a mutual savings bank in Spring Valley, MN
1937 - Austin, MN branch
1940 - Rochester, MN branch (Crossroads)
1973 - Winona, MN branch
1975 - La Crescent, MN branch
1978 - Rochester, MN branch (6th Street)
1990 - Acquired Albert Lea, MN branch
1994 - Converted Bank from a mutual to a stock institution and HMN was formed
1997 - Acquired Marshalltown, IA branch
2001 - Moved corporate headquarters to Rochester, MN
2006 - Sartell, MN loan production office
- Rochester, MN branch (Downtown)

2007 - Eagan, MN branch
2008 - Rochester, MN branch (19th Street)
- $26 million of preferred stock and related warrants issued to U.S. Treasury in connection with Capital Purchase Program

2011 - Supervisory Agreement entered into with primary regulator
- Primary regulator changed to OCC

2014 - Supervisory Agreement terminated
2015 - Redeemed all outstanding preferred stock partially funded with $10 million note payable
- Owatonna, MN loan production office
- Acquired Kasson, MN branches
- Delafield, WI loan production office

2016 - Acquired Deerwood Bank Branch Albert Lea, MN
2017 - Paid off $10 million note payable
2018 - Owatonna, MN branch
- All warrants were either exercised or repurchased by Company
- Announced $6 million stock buy back program

HMN FINANCIAL, INC.

Rochester, Minnesota



- Population - 115,700
- 85 miles south of the Minneapolis/St. Paul Metro Area
- Consistently ranked as one of the 100 Best Places in the U.S. to Live - Livability.com
- Strong diverse economy built around life sciences, technology, tourism, food & dairy, and manufacturing
- Unemployment rate in 2018 of 2.8%, MN - 2.8%, U.S. – 3.9%
- Home of Mayo Clinic, a world renowned provider of health research, patient care, and education
  - Best Hospital 2017-18 - U.S. News and World Report
  - Over 1.3 million patients treated in 2017
  - Employs over 34,700 in Rochester, including 2,448 staff physicians and scientists
  - Largest employer in state of Minnesota
- Destination Medical Center Development Initiative
  - $5.6 billion in public/private investment over 20 years

Owatonna, Minnesota



HOME FEDERAL
HOME FEDERAL



Enhancing the financial well-being of our clients and community one relationship at a time.

- Population - 26,000
- 40 miles west of Rochester, MN
- Manufacturing and Insurance Mega-Center
- Boasts more than 500 retail, wholesale and professional firms
- Large industrial base of over 40 industrial firms
- Strong healthcare presence with Allina Hospital and Mayo Clinic
- Labor force in excess of 17,000 people
- Ideally situated on three primary highway systems, Interstate 35 and U.S. Highways 14 and 218

Delafield, Wisconsin


3960

- Population - 7,000
  - part of greater Milwaukee area with population of 1.57 million
- 25 miles west of Milwaukee, 53 miles east of Madison
- Located in Waukesha County, Wisconsin's 3rd largest county
  - over 12,000 employers and 218,000 workers
  - largest employment sectors – manufacturing 26%, services 25%, retail trade 16%
  - In 2018 we purchased an existing branch facility in the greater Milwaukee area to support our growing loan portfolio in the market. We plan to open a full service branch later in 2019.

Leadership Team



Brad Krehbiel
President /CEO
HMN and Bank



Jon Eberle
Senior VP/CFO of HMN
Executive VP/CFO of Bank



Larry McGraw
Executive VP/COO
of Bank

Board of Directors



Dr. Hugh Smith –
Retired Professor of Medicine, Mayo Clinic College of Medicine and Consultant in Cardiovascular Division



Bradley Krehbiel –
President/CEO, HMN Financial, Inc. and Home Federal Savings Bank



Allen Berning –
CEO, Ambient Clinical Analytics



Michael Bue –
Retired President/CEO Security State Bank of Lewiston



Sequoya Borgman –
Managing Director, Borgman Capital



Bernard Nigon –
Retired Audit Partner, RSM US LLP



Dr. Wendy Shannon –
Former Assistant Professor, Winona State University



Mark Utz –
Attorney, Wendland Utz, Ltd.



Hans Zietlow –
Former Director of Real Estate for Kwik Trip, Inc.

Market Area



Minnesota
Wisconsin
Twin Cities
Rochester
Iowa

Home Federal Savings Bank
14 Branches and 2 Loan Production Offices



MINNESOTA
WISCONSIN
IOWA
Sartell
St Cloud
Minneapolis
Eagan
Eau Claire
Mankato
Owatonna
Kasson
Rochester
Winona
Austin
La Crosse
La Crescent
Spring Valley
Albert Lea
Green Bay
Delafield
Milwaukee
MADISON
Racine
Waterloo
Dubuque
Rockford
Marshalltown

- Branch
- Loan Production Office

Rochester – 4 locations, Kasson – 2 locations

Completed Acquisitions		Total Assets
2015	Kasson State Bank, Kasson, MN	$52.8 million
2016	Deerwood Bank Branch, Albert Lea, MN	$19.0 million

In 2018 we analyzed numerous acquisition opportunities and prepared bids for several of them. Ultimately, we were not successful in our bidding as we were unable to meet the seller's pricing expectations.

We continue to search for acquisition opportunities to grow the Bank and will remain disciplined in our approach to determining the purchase price of the acquisition and the potential impact it would have on HMN shareholders.

Bank Fit Criteria

- Compatible culture
- Within or contiguous to our current market area
- Established core deposit base

HMN FINANCIAL, INC.

Selected Financial Information

Net Income


($ in millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$6.4
$4.4
$8.2
$1.6
2016
2017
2018
3/31/2019

HMN FINANCIAL, INC.

Impact of Change in Federal Corporate Income Tax Rate on Net Income


($ in millions)
$1.5
$1.0
$0.5
$0.0
($0.5)
($1.0)
($1.5)
$0.0
($1.1)
$1.3
$0.3
2016
2017
2018
3/31/2019

Yield Enhancements on Non-Accruing and Purchased Loans

Yield enhancements decreased significantly after 2016 due to shrinking universe of available enhancements



($ in millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.2
$0.1
$0.6
$0.1
2016
2017
2018
3/31/2019

HMN FINANCIAL, INC.

Provision for Loan Losses

Credit loan loss provisions due to improvement in loan credit quality


($ in millions)
$0.0
($0.5)
($1.0)
($0.6)
($0.5)
($0.6)
$0.0
2016
2017
2018
3/31/2019

Allowance for Loan and Lease Losses (ALLL)

ALLL % has trended lower as credit quality continues to improve

($ in millions)

	2016	2017	2018	3/31/19
Total loans receivable	$ 560,794	594,798	594,856	607,644
ALLL (end of period)	$ 9,903	9,311	8,686	8,673
Loans receivable, net	$ 551,171	585,931	586,688	599,462
ALLL as a % of total loans – HMN	1.77%	1.57%	1.46%	1.43%
ALLL as a % of total loans - MN peer average **	1.33%	1.30%	1.29%	N/A
HMN over average	0.44%	0.27%	0.17%	N/A
General allowance	$ 8,915	8,238	7,892	7,854
Specific allowance	988	1,073	794	819
Total ALLL (end of period)	$ 9,903	9,311	8,686	8,673

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2018. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

HMN FINANCIAL, INC.

Gains on Real Estate Owned (REO)

Fewer sales after 2016 due to decreased number of REO properties held



($ in millions)
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
$0.6
$0.1
$0.1
$0.0
2016
2017
2018
3/31/2019

HMN FINANCIAL, INC.

Net Income Components (Net of Taxes)


($ in millions)
Total $6.4
$1.3
$0.8
$4.3
Total $4.4
$0.4
$5.1
($1.1)
Total $8.2
$1.3
$0.4
$0.5
$6.0
Total $1.6
$0.2
$0.1
$1.3
$0.0
Core net income** continues to trend higher
2016
2017
2018
3/31/2019
Impact of Change in Federal Corporate Income Tax Rate
Yield Enhancements on Purchased and Non-Accruing Loans
Gains on Real Estate Owned and Credit Loan Loss Provisions
Core Net Income**

** See the appendix for a reconciliation of this Non-GAAP measure.

Net Interest Income



($ in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$25.8
$2.2
$23.6
$25.9
$0.1
$25.8
$28.1
$0.6
$27.5
$7.0
$0.1
$6.9
Adjusted Net Interest Income Trend
2016
2017
2018
3/31/2019
Adjusted Net Interest Income
Yield Enhancements on Non-Accrual Loans

HMN FINANCIAL, INC.

Average Earning Asset Composition/Yield


($ in millions)
Minnesota Peer Group Average Yield. 4.26%**
$800
$700
$600
$500
$400
$300
$200
$100
$0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$627
$670
$698
$694
4.36%
4.13%
4.35%
4.52%
$110
18%
$95
14%
$110
16%
$104
15%
$268
$306
$323
$326
$340
$387
$400
$401
$517
82%
$575
86%
$588
84%
$590
85%
$72
$81
$77
$75
$106
$115
$115
$117
$71
$73
$73
$72
Average Loan Portfolio Trend
2016
2017
2018
3/31/2019
Consumer
Residential Real Estate
Commercial Business
Commercial Real Estate & Multi Family
Cash & Investments
Yield

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2018. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

Commercial Real Estate Loan Portfolio Diversification at December 31, 2018

(December 31, 2017 information in parentheses)


Land Developments
6% (6%)
Retail/Office
21% (19%)
Warehouse
10% (8%)
Construction
9% (14%)
Manufacturing
7% (7%)
Lodging
13% (17%)
Churches/Community Service
3% (4%)
Other
16% (17%)
Multi-family
15% (8%)

Average Funding Composition/Cost of Funds

Minnesota Peer Group Average Cost of Funds 0.52%**



($ in millions)
700
600
500
400
300
200
100
0
$579
$613
$636
$629
$9
$101
$126
$62
$177
$104
$6
$106
$135
$72
$186
$108
$0
$114
$145
$76
$186
$115
$6
$114
$144
$69
$187
$115
$110
19%
$469
81%
$188
$281
$112
18%
$501
82%
$207
$294
$114
18%
$522
82%
$221
$301
$114
18%
$515
82%
$213
$302
0.28%
0.29%
0.35%
0.45%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
COST OF FUNDS
2016
2017
2018
3/31/2019
Retail Transaction and Savings Accounts
Retail MMDA
Commercial MMDA
Commercial Transaction Accounts
Certificates
Wholesale Fundings (Broker/Advances/Loans)
Cost of Funds

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2018. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

Non-Performing Assets (NPAs)

NPAs continue to remain at low levels


($ in millions)
Minnesota Peer Group Average Non-Performing Assets 0.80%**
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Total $3.9
0.57%
$0.6
$1.6
$1.7
Total $3.8
0.52%
$0.6
$1.5
$1.7
Total $3.1
0.43%
$0.4
$1.2
$1.5
Total $3.0
0.41%
$0.4
$1.1
$1.5
2016
2017
2018
3/31/2019
Commercial
Other Loans
Real Estate Owned
NPAs as a Percentage of Assets

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2018. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

Interest Rate Risk Position Trend as of March 31, 2019

($ in thousands)

Rate Shock in Basis Points	Projected Change in Net Interest Income	Percentage Change 3/31/19	Percentage Change 12/31/18	Percentage Change 9/30/18	Percentage Change 6/30/18	Percentage Change 3/31/18
+200	$2,007	6.93%	7.72%	9.76%	11.22%	11.52%
+100	$1,009	3.49%	3.87%	4.87%	5.62%	5.74%
0	$0	0.00%	0.00%	0.00%	0.00%	0.00%
-100	($1,204)	(4.16)%	(4.40)%	(5.30)%	(6.25)%	(6.19)%
-200	($2,792)	(9.65)%	(9.83)%	(11.14)%	(13.18)%	(13.43)%

Company is asset sensitive but trending to a more neutral asset/liability position.

HMN Financial, Inc. – Stock Performance

The following graph and table compare the total cumulative stockholders' return on the Company's common stock to the Nasdaq U.S. Stock Index ("Nasdaq Composite"), which includes all Nasdaq traded stocks of U.S. companies, and the Nasdaq Bank Index. The graph and table assume that $100 was invested on December 31, 2013 and that all dividends were reinvested.



Total Return Performance
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
HMN Financial, Inc.
Nasdaq Composite
Nasdaq Bank
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18

Index	12/31/13	12/31/14	Period Ending 12/31/15	12/31/16	12/31/17	12/31/18
HMN Financial, Inc.	$100.00	117.31	109.27	165.56	180.70	185.62
Nasdaq Composite	$100.00	114.62	122.81	133.19	172.11	165.84
Nasdaq Bank Index	$100.00	104.89	113.29	155.71	164.24	136.99

APPENDIX

Non-GAAP Reconciliations

Core Net Income - Non-GAAP Reconciliation

Core net income is a non-GAAP measure representing net income after excluding the impact on net income of the effects of yield enhancements on purchased and non-accruing loans, credit loan loss provisions, gains on sale of real estate owned, and the change in the federal corporate income tax rate. We believe that core net income allows investors and analysts to better understand the Company's operations by removing the volatility that is associated with certain non-recurring and other discrete items that occur infrequently. The information below reconciles net income to core net income.

($ in thousands)		Dec 31, 2016	Dec 31, 2017	Dec 31, 2018	Mar 31, 2019
Net income	$	6,350	4,404	8,236	1,620
Yield enhancements on purchased and non-accruing loans (net of tax)		(1,310)	(44)	(425)	(76)
Credit loan loss provisions (net of tax)		(387)	(314)	(467)	19
Gains on real estate owned (net of tax)		(358)	(43)	(58)	0
Change in the federal corporate income tax rate		0	1,062	(1,335)	(271)
Core net income	$	4,295	5,065	5,951	1,293

HMN

FINANCIAL, INC.